                                                ASSIGNMENT AND ASSUMPTION AGREEMENT

         ASSIGNMENT  AND  ASSUMPTION   AGREEMENT,   dated  as  of  August  30,  2006  between  Residential  Funding
Corporation,   a  StateDelaware   corporation   ("RFC")  and   Residential   Asset  Mortgage   Products,   Inc.,  a
placeStateDelaware corporation (the "Company").

                                                     Recitals

         A.       RFC has entered into seller contracts ("Seller Contracts") with the seller/servicers.

         B.       The  Company  wishes  to  purchase  from RFC  certain  Mortgage  Loans (as  hereinafter  defined)
originated  pursuant to the Seller  Contracts  other than the  Arrearages  (as defined in the Pooling and Servicing
Agreement) with respect thereto.

         C.       The  Company,  RFC,  as  master  servicer,  and  JPMorgan  Chase  Bank,  N.A.,  as  trustee  (the
"Trustee"),  are entering  into a Pooling and  Servicing  Agreement  dated as of August 1,  2006 (the  "Pooling and
Servicing  Agreement"),  pursuant  to  which  the  Trust  proposes  to  issue  Mortgage  Asset-Backed  Pass-Through
Certificates,  RAAC Series 2006-SP3 (the  "Certificates")  consisting of classes of senior certificates  designated as Class A-1,  Class A-2 and Class A-3  (collectively,  the "Senior  Certificates")  and  subordinate  certificates designated as Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates  (collectively,  the
"Class M  Certificates"),  Class R-I Certificates,  Class R-II Certificates and Class SB Certificates  representing beneficial  ownership  interests in a trust fund  consisting  primarily of a pool of mortgage  loans  identified in
Exhibits F-1 and F-2 to the Pooling and Servicing Agreement (the "Mortgage Loans").

         D.       In  connection  with the  purchase of the  Mortgage  Loans,  the Company will assign to or at the direction of RFC the Class R-I, Class R-II and Class SB Certificates (collectively, the "Retained Certificates").

         E.       In connection with the purchase of the Mortgage Loans and the issuance of the  Certificates,  RFC wishes to make certain  representations  and  warranties  to the Company and to assign  certain of its rights under the Seller  Contracts to the  Company,  and the Company  wishes to assume  certain of RFC's  obligations  under the
Seller Contracts.

         F.       The  Company  and RFC intend that the  conveyance  by RFC to the Company of all its right,  title and interest in and to the Mortgage Loans pursuant to this Agreement  shall  constitute a purchase and sale and not a loan.

         NOW  THEREFORE,  in  consideration  of the  recitals  and the  mutual  promises  herein and other good and valuable consideration, the parties agree as follows:

1.       All  capitalized  terms used but not  defined  herein  shall  have the  meanings  assigned  thereto in the
Pooling and Servicing Agreement.

2.       Concurrently  with the execution and delivery  hereof,  RFC hereby assigns to the Company without recourse all of its right,  title and interest in and to the Mortgage Loans,  including all interest and principal  received on or with respect to the  Mortgage  Loans after the Cut-off  Date (other than  payments of principal  and interest due on the  Mortgage  Loans in August  2006).  In  consideration  of such  assignment,  RFC will  receive  from the
Company,  in immediately  available funds, an amount equal to  $291,155,297.04  and the Retained  Certificates.  In
connection with such assignment and at the Company's  direction,  RFC has in respect of each Mortgage Loan endorsed the related  Mortgage  Note (other than any Destroyed  Mortgage  Note) to the order of the Trustee and delivered an assignment  of  mortgage  in  recordable  form to the  Trustee  or its agent.  A  Destroyed  Mortgage  Note means a
Mortgage Note the original of which was permanently lost or destroyed.

         The  Company  and RFC  intend  that the  conveyance  by RFC to the  Company  of all its  right,  title and interest in and to the  Mortgage  Loans  pursuant to this  Section 2 shall be, and be  construed  as, a sale of the
Mortgage Loans by RFC to the Company.  It is,  further,  not intended that such conveyance be deemed to be a pledge of the Mortgage  Loans by RFC to the Company to secure a debt or other  obligation  of RFC.  However,  in the event that the  Mortgage  Loans are held to be property of RFC, or if for any reason this  Agreement is held or deemed to create a security  interest in the Mortgage Loans then it is intended that (a) this Agreement  shall also be deemed to be a security  agreement  within the meaning of Articles 8 and 9 of the Minnesota  Uniform  Commercial  Code and
the Uniform Commercial Code of any other applicable  jurisdiction;  (b) the conveyance provided for in this Section shall be deemed to be a grant by RFC to the Company of a security  interest in all of RFC's  right  (including  the power to convey title  thereto),  title and interest,  whether now owned or hereafter  acquired,  in and to (A) the
Mortgage  Loans,  including  (i) with  respect to each  Cooperative  Loan,  the  related  Mortgage  Note,  Security
Agreement,  Assignment of Proprietary  Lease,  Cooperative  Stock  Certificate,  Cooperative  Lease,  any insurance policies and all other  documents in the related  Mortgage  File and (ii) with respect to each  Mortgage Loan other than a  Cooperative  Loan,  the  Mortgage  Notes,  the  Mortgages,  any related  insurance  policies  and all other documents in the related  Mortgage  Files,  (B) all amounts  payable  pursuant to the Mortgage  Loans in accordance with the terms thereof and (C) any and all general  intangibles,  payment  intangibles,  accounts,  chattel  paper, instruments,  documents,  money, deposit accounts,  certificates of deposit,  goods, letters of credit,  advices of credit and  investment  property  and other  property of whatever  kind or  description  now  existing or hereafter acquired  consisting  of,  arising from or relating to any of the  foregoing,  and all proceeds of the  conversion, voluntary or  involuntary,  of the  foregoing  into cash,  instruments,  securities or other  property,  including, without  limitation,  all amounts from time to time held or invested in the  Certificate  Account or the  Custodial
Account,  whether  in the form of cash,  instruments,  securities  or other  property;  (c) the  possession  by the
Trustee,  the  Custodian  or any other agent of the  Trustee of  Mortgage  Notes or such other items of property as constitute  instruments,  money,  negotiable  documents or chattel paper shall be deemed to be  "possession  by the secured  party",  or  possession  by a purchaser or a person  designated  by him, for  purposes of  perfecting  the security interest pursuant to the Minnesota  Uniform  Commercial Code and the Uniform  Commercial Code of any other applicable  jurisdiction  (including,  without  limitation,  Section  9-305,  8-313  or  8-321  thereof);  and  (d)
notifications  to persons  holding such  property,  and  acknowledgments,  receipts or  confirmations  from persons holding such property,  shall be deemed  notifications  to, or  acknowledgments,  receipts or  confirmations  from, financial  intermediaries,  bailees or agents (as  applicable)  of the Trustee for the purpose of  perfecting  such security  interest  under  applicable  law. RFC shall,  to the extent  consistent  with this  Agreement,  take such reasonable  actions  as may be  necessary  to ensure  that,  if this  Agreement  were  deemed to create a  security interest in the Mortgage Loans and the other property  described above,  such security  interest would be deemed to be a perfected  security  interest of first priority under applicable law and will be maintained as such throughout the term of this  Agreement.  Without  limiting the generality of the  foregoing,  RFC shall prepare and deliver to the  Company no less than 15 days prior to any filing  date,  and the  Company  shall  file,  or shall  cause to be filed,  at the expense of RFC,  all filings  necessary  to  maintain  the  effectiveness  of any  original  filings necessary  under the Uniform  Commercial Code as in effect in any  jurisdiction  to perfect the Company's  security interest in or lien on the Mortgage Loans including without  limitation (x) continuation  statements,  and (y) such other  statements as may be occasioned by (1) any change of name of RFC or the Company,  (2) any change of location of the state of  formation,  place of  business  or the chief  executive  office of RFC or (3) any  transfer of any interest of RFC in any Mortgage Loan.

3.       Concurrently  with the execution and delivery  hereof,  the Company  hereby assigns to or at the direction of RFC without  recourse all of its right,  title and interest in and to the Retained  Certificates  as part of the consideration payable to RFC by the Company pursuant to this Agreement.

4.       RFC  represents  and  warrants to the  Company,  with  respect to each  Mortgage  Loan that on the date of execution hereof (or, if otherwise specified below, as of the date so specified):

(a)      The  information  set forth in the Mortgage  Loan  Schedule for such  Mortgage Loan is true and correct in all material respects as of the date or dates respecting which such information is furnished;

(b)      Each Mortgage Loan constitutes a qualified  mortgage under Section  860G(a)(3)(A) of the Code and Treasury
                  Regulations Section 1.860G-2(a)(1);

(c)      Immediately  prior to the conveyance of each Mortgage Loan to the Trustee,  RFC had good title to, and was the sole  owner of,  such  Mortgage  Loan  free and clear of any  pledge,  lien,  encumbrance  or security  interest (other than rights to servicing and related  compensation) and such conveyance validly  transfers  ownership of such  Mortgage Loan to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

(d)      Each  Mortgage Note  constitutes a legal,  valid and binding  obligation of the Mortgagor  enforceable  in accordance  with its terms  except as limited by  bankruptcy,  insolvency  or other  similar laws affecting generally the enforcement of creditors' rights;

(e)      To the best of RFC's  knowledge  as of the  Cut-off  Date,  and except as noted in (h) below,  there is no default,  breach,  violation or event of  acceleration  existing  under the terms of any Mortgage
                  Note or Mortgage  and no event  which,  with notice and  expiration  of any grace or cure period, would  constitute a default,  breach,  violation or event of acceleration  under the terms of any
                  Mortgage Note or Mortgage,  and no such default,  breach,  violation or event of acceleration has been waived by RFC or by any other entity involved in servicing a Mortgage Loan;

(f)      Each Mortgage Loan with a  Loan-to-Value  Ratio, or combined  Loan-to-Value  Ratio in the case of Mortgage
                  Loans  Secured  by second  liens,  at  origination  in excess of 80% will be insured by a Primary
                  Insurance  Policy,  except for 96.4% of the Mortgage Loans.  The amount of this insurance  covers the  amount  of such  Mortgage  Loan in  excess  of 75% of the  value  of the  related  Mortgaged
                  Property used in determining  the  Loan-to-Value  Ratio, or combined  Loan-to-Value  Ratio in the case of Mortgage Loans Secured by second liens.

(g)      As of the Cut-Off Date,  none of the Mortgage  Loans are 30 to 59 days  Delinquent in payment of principal and interest;

(h)      None of the Mortgage Loans is a Buy-Down Mortgage Loan;

(i)      To the best of RFC's  knowledge,  there is no  delinquent  tax or  assessment  lien  against  any  related
                  Mortgaged Property;

(j)      No Mortgagor has any valid right of offset,  defense or  counterclaim  as to the related  Mortgage Note or
                  Mortgage,  except as may be  provided  under the  Servicemembers  Civil  Relief  Act of 1940,  as amended;

(k)      No Mortgage Loan provides for payments  that are subject to reduction by  withholding  taxes levied by any foreign (non-United States) sovereign government;

(l)      The  proceeds of each  Mortgage  Loan have been fully  disbursed  and (2) to the best of RFC's  knowledge, there is no  requirement  for  future  advances  thereunder  and any and all  requirements  as to completion of any on-site or off-site  improvements  and as to  disbursements of any escrow funds therefor  (including any escrow funds held to make Monthly  Payments  pending  completion of such improvements)  have been complied with. All costs, fees and expenses incurred in making,  closing or recording the Mortgage Loans were paid;

(m)      To the best of RFC's  knowledge,  with respect to each Mortgage  Loan,  there are no  mechanics'  liens or claims for work,  labor or material  affecting any Mortgaged  Property which are or may be a lien prior to, or equal  with,  the lien of the related  Mortgage,  except such liens that are insured or indemnified against by a title insurance policy;

(n)      With respect to each  Mortgage  Loan, a policy of title  insurance was effective as of the closing of such
                  Mortgage  Loan,  is valid and binding,  and remains in full force and effect,  unless the related
                  Mortgaged  Property  is  located  in the  State of Iowa and an  attorney's  certificate  has been provided;

(o)      Each  Mortgaged  Property  is free of damage  and in good  repair and no notice of  condemnation  has been given with respect  thereto.  RFC knows of nothing  involving any  Mortgaged  Property that could reasonably  be  expected  to  materially  adversely  affect  the  value or  marketability  of any
                  Mortgaged Property;

(p)      Each Mortgage  contains  customary and enforceable  provisions which render the rights and remedies of the holder  adequate  to realize  the  benefits  of the  security  against  the  Mortgaged  Property, including  (i) in the case of a Mortgage  that is a deed of trust,  by trustee's  sale or (ii) by judicial  foreclosure  or, if  applicable,  non  judicial  foreclosure,  and to the best of RFC's knowledge,  there is no  homestead  or other  exemption  available  to the  Mortgagor  that would interfere  with such right to sell at a trustee's sale or right to  foreclosure,  subject in each case to  applicable  federal and state laws and judicial  precedents  with respect to  bankruptcy and right of redemption;

(q)      To the best of RFC's  knowledge,  with respect to each  Mortgage  that is a deed of trust,  a trustee duly qualified under  applicable law to serve as such is properly named,  designated and serving,  and except in  connection  with a trustee's  sale after  default by a Mortgagor,  no fees or expenses are payable by the seller or RFC to the trustee under any Mortgage that is a deed of trust;

(r)      If the  improvements  securing a Mortgage  Loan are located in a federal  designated  special flood hazard area,  flood  insurance in the amount  required  under the Program  Guide  covers such  Mortgaged
                  Property  (either by  coverage  under the federal  flood  insurance  program or by coverage  from private insurers);

(s)      To the extent an appraisal was made on a Mortgage  Loan,  the appraisal was made by an appraiser who meets the minimum qualifications for appraisers as specified in the Program Guide;

(t)      Each Mortgage Loan is covered by a standard hazard insurance policy;

(u)      [RESERVED];

(v)      To the best of RFC's  knowledge,  any escrow  arrangements  established  with respect to any Mortgage Loan are in compliance  with all applicable  local,  state and federal laws and are in compliance with the terms of the related Mortgage Note;

(w)      None of the Mortgage  Loans are mortgage loans that under  applicable  state or local law in effect at the time of  origination  of such loan are  referred to as a  "high-cost"  or  "covered"  loan or any other similar  designation if the law imposes greater  restrictions or additional legal liability for residential mortgage loans with high interest rates, points and/or fees;

(x)      Approximately  0.4% of the  Mortgage  Loans are  subject  to the Home  Ownership  and  Equity Act of 1994, referred to as the Homeownership Act.

(y)      None of the  proceeds of any  Mortgage  Loan were used to finance the  purchase of single  premium  credit insurance policies;

(z)      No  Mortgage  Loan has a  prepayment  penalty  term  that  extends  beyond  five  years  after the date of origination;

(aa)     Each  Mortgage  Loan at the time it was made  complied in all material  respects  with  applicable  local, state, and federal laws,  including,  but not limited to, all applicable  anti-predatory  lending laws; including the Homeownership Act.

(bb)     No  Mortgage  Loan is a High Cost Loan or  Covered  Loan,  as  applicable  (as such  terms are  defined in
                  Appendix E of the  Standard & Poor's  Glossary  For File Format For LEVELS(R)Version 5.6d Revised
                  (attached  hereto as Exhibit 1));  provided that no  representation  and warranty is made in this clause (y) with  respect to any Mortgage  Loan secured by property  located in the located in the
                  State of West Virginia,  and provided  further that no Qualified  Substitute  Mortgage Loan shall be a High Cost Loan or Covered  Loan (as such terms are defined in  Appendix E of the  Standard &
                  Poor's  Glossary for File Format For LEVELS(R)in effect on the date of  substitution),  unless the
                  Company  shall  have  received  from S&P  written  confirmation  that the  inclusion  of any such
                  Mortgage  Loan  will  not  adversely  affect  the then  current  ratings  assigned  to any of the
                  Certificates by S&P; and

(cc)     To the best of RFC's  knowledge,  the Subservicer for each Mortgage Loan has accurately and fully reported its borrower credit files to each of the Credit Repositories in a timely manner.

(dd)     No Mortgage  loan  originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia
                  Fair Lending Act.

         Upon  discovery  by RFC or upon  notice  from the  Company  or the  Trustee  of a breach of the  foregoing representations  and warranties in respect of any Mortgage Loan,  without giving effect to any requirement that RFC have prior  knowledge of such breach in respect of any Mortgage Loan, or upon the occurrence of a Repurchase  Event as  described  in Section 5 below,  which  materially  and  adversely  affects the  interests of any holders of the
Certificates  or the  Company in such  Mortgage  Loan  (notice of which shall be given to the Company by RFC, if it discovers the same),  RFC shall,  within 90 days after the earlier of its  discovery or receipt of notice  thereof, either cure such breach or Repurchase  Event in all material  respects or, except as otherwise  provided in Section
2.04 of the Pooling  and  Servicing  Agreement,  either (i)  purchase  such  Mortgage  Loan from the Trustee or the
Company,  as the case may be, at a price equal to the Purchase  Price for such Mortgage  Loan or (ii)  substitute a
Qualified  Substitute  Mortgage Loan or Loans for such  Mortgage Loan in the manner and subject to the  limitations set forth in Section 2.04 of the Pooling and  Servicing  Agreement.  If the breach of  representation  and warranty that gave rise to the  obligation  to  repurchase  or substitute a Mortgage Loan pursuant to this Section 4 was the representation  and  warranty  set forth in clause  (cc) of this  Section 4, then RFC shall pay to the Trust  Fund, concurrently  with and in addition to the  remedies  provided in the  preceding  sentence,  an amount  equal to any liability,  penalty or expense that was actually  incurred and paid out of or on behalf of the Trust Fund, and that directly  resulted from such breach,  or if incurred and paid by the Trust Fund thereafter,  concurrently with such payment.  Notwithstanding the foregoing, RFC shall not be required to cure breaches,  Repurchase Events or purchase or  substitute  for  Mortgage  Loans as provided  above if the  substance of such breach or  Repurchase  Event also constitutes fraud in the origination of the Mortgage Loan.

5.       With respect to each Mortgage  Loan, a repurchase  event  ("Repurchase  Event") shall have occurred if one or both of the following occur:  (a) it is discovered  that, as of the date hereof,  the related Mortgage was not a valid first lien (or second lien,  with respect to junior lien Mortgage  Loans) on the related  Mortgaged  Property subject  only to (i) the lien of real  property  taxes and  assessments  not yet due and payable,  (ii)  covenants, conditions,  and  restrictions,  rights of way,  easements  and other  matters  of public  record as of the date of recording of such  Mortgage and such other  permissible  title  exceptions  as are listed in the Program  Guide and
(iii) other matters to which like  properties  are commonly  subject which do not materially  adversely  affect the value,  use,  enjoyment or marketability of the Mortgaged  Property or (b) it is discovered that, as of the time of its origination and as of the date of execution  hereof,  the Mortgage Loan did not comply in all material respects with all  applicable  local,  state and federal laws. In addition,  with respect to any Mortgage Loan listed on the attached  Schedule A with respect to which any document or documents  constituting  a part of the Mortgage File are missing  or  defective  in any  material  respect,  if  such  Mortgage  Loan  subsequently  is in  default  and the enforcement  thereof  or of  the  related  Mortgage  note  is  materially  adversely  affected  by the  absence  or defectiveness  of any such document or documents,  a Repurchase Event shall be deemed to have occurred and RFC will be obligated to repurchase or substitute for such Mortgage Loan in the manner set forth in Section 4 above.

6.       Concurrently  with the execution and delivery hereof,  RFC hereby assigns to the Company,  and the Company hereby assumes,  all of RFC's rights and obligations  under the Seller Contracts with respect to the Mortgage Loans to  be  serviced  under  the  Pooling  and  Servicing  Agreement,  other  than  RFC's  obligations  in  respect  of representations  and  warranties  made  by it  under  any  Seller  Contract;  provided  that,  notwithstanding  the assignment  and  assumption  hereunder,  RFC shall  have the  concurrent  right to  exercise  remedies  and  pursue indemnification  upon  a  breach  by a  Seller  under  any  Seller  Contract  of any  of  its  representations  and warranties.  This  Agreement  shall  inure to the  benefit  of and be  binding  upon the  parties  hereto and their respective successors and assigns, and no other person shall have any right or obligation hereunder.

7.       This  Agreement  will  be  governed  by and  construed  in  accordance  with  the  laws  of the  State  of
placeStateNew  York,  without regard to the conflict of laws  principles  thereof,  other than Sections  5-1401 and
5-1402 of the New York General Obligations Law.

                                             [SIGNATURE PAGE FOLLOWS]

         IN WITNESS  WHEREOF,  the parties have entered into this  Assignment  and  Assumption  Agreement as of the date first above written.

                                                     RESIDENTIAL FUNDING CORPORATION

                                                     By:_________________________
                                                        Name:    Joseph Orning
                                                        Title:   Associate

                                                     RESIDENTIAL ASSET MORTGAGE
                                                     PRODUCTS, INC.

                                                     By:__________________________
                                                        Name:    Christopher Martinez
                                                        Title:   Vice President

                                                    SCHEDULE A

                             Schedule of Mortgage Loans with Defective Mortgage Files

                                                  (See attached)

                                                     EXHIBIT 1

                                                                                              REVISED July 11, 2005

APPENDIX E - STANDARD & POOR'S PREDATORY LENDING CATEGORIES

Standard & Poor's has categorized loans governed by anti-predatory lending laws in the Jurisdictions listed below into three categories based upon a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in Standard & Poor's High Cost Loan Category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

---------------------------------------------------------------------------------------------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
       State/Jurisdiction                       Name of Anti-Predatory                 Category under Applicable
                                              Lending Law/Effective Date               Anti-Predatory Lending Law
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
placeStateArkansas                 Arkansas Home Loan Protection Act,                High Cost Home Loan
                                   placeStateArk. Code Ann.ss.ss.23-53-101 et seq.

                                   Effective July 16, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
placeCityCleveland Heights,        Ordinance No. 72-2003 (PSH), Mun. Codess.ss.       Covered Loan
StateOH                            757.01 et seq.

                                   Effective June 2, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
placeStateColorado                 Consumer Equity Protection, placeStateColo.       Covered Loan
                                   Stat. Ann.ss.ss.5-3.5-101 et seq.

                                   Effective for covered loans offered or entered
                                   into on or after January 1, 2003. Other
                                   provisions of the Act took effect on June 7,
                                   2002
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
placeStateConnecticut              placeStateConnecticut Abusive Home Loan Lending   High Cost Home Loan
                                   Practices Act, Conn. Gen. Stat.ss.ss.36a-746 et
                                   seq.

                                   Effective October 1, 2001
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
placeStateDistrict of Columbia     Home Loan Protection Act, D.C. Codess.ss.          Covered Loan
                                   26-1151.01 et seq.

                                   Effective for loans closed on or after January
                                   28, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
placeStateFlorida                  Fair Lending Act, placeStateFla. Stat. Ann.ss.ss.  High Cost Home Loan
                                   494.0078 et seq.

                                   Effective October 2, 2002
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
placecountry-regionGeorgia (Oct.   Georgia Fair Lending Act, placeStateGa. Code      High Cost Home Loan
1, 2002 - Mar. 6, 2003)            Ann.ss.ss.7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
placecountry-regionGeorgia as      Georgia Fair Lending Act, placeStateGa. Code      High Cost Home Loan
amended (Mar. 7, 2003 - current)   Ann.ss.ss.7-6A-1 et seq.

                                   Effective for loans closed on or after March 7,
                                   2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
HOEPA Section 32                   Home Ownership and Equity Protection Act of       High Cost Loan
                                   1994, 15 U.S.C.ss.1639, 12 C.F.R.ss.ss.226.32 and
                                   226.34

                                   Effective October 1, 1995, amendments October
                                   1, 2002
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
placeStateIllinois                 High Risk Home Loan Act, placeStateIll. Comp.     High Risk Home Loan
                                   Stat. tit. 815,ss.ss.137/5 et seq.

                                   Effective January 1, 2004 (prior to this date,
                                   regulations under Residential Mortgage License
                                   Act effective from May 14, 2001)
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
placeStateKansas                   Consumer Credit Code, placeStateKan. Stat. Ann.   High Loan to Value Consumer
                                 ss.ss.16a-1-101 et seq.                              Loan (id.ss.16a-3-207) and;

                                   Sections 16a-1-301 and 16a-3-207 became
                                   effective April 14, 1999; Section 16a-3-308a
                                   became effective July 1, 1999
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
                                                                                     High APR Consumer Loan (id.ss.
                                                                                     16a-3-308a)
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
placeStateKentucky                 2003 KY H.B. 287 - High Cost Home Loan Act, Ky.   High Cost Home Loan
                                   Rev. Stat.ss.ss.360.100 et seq.

                                   Effective June 24, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
placeStateMaine                    Truth in Lending, Me. Rev. Stat. tit. 9-A,ss.ss.   High Rate High Fee Mortgage
                                   8-101 et seq.

                                   Effective September 29, 1995 and as amended
                                   from time to time
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
placeStateMassachusetts            Part 40 and Part 32, 209 C.M.R.ss.ss.32.00 et       High Cost Home Loan
                                   seq. and 209 C.M.R.ss.ss.40.01 et seq.

                                   Effective March 22, 2001 and amended from time
                                   to time
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
placeStateNevada                   Assembly Bill No. 284, Nev. Rev. Stat.ss.ss.       Home Loan
                                   598D.010 et seq.

                                   Effective October 1, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
placeStateNew Jersey               New Jersey Home Ownership Security Act of 2002,   High Cost Home Loan
                                   N.J. Rev. Stat.ss.ss.46:10B-22 et seq.

                                   Effective for loans closed on or after November
                                   27, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
placeStateNew Mexico               Home Loan Protection Act, N.M. Rev. Stat.ss.ss.    High Cost Home Loan
                                   58-21A-1 et seq.

                                   Effective as of January 1, 2004; Revised as of
                                   February 26, 2004
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
placeStateNew York                 N.Y. Banking Law Article 6-l                      High Cost Home Loan

                                   Effective for applications made on or after
                                   April 1, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
placeStateNorth Carolina           Restrictions and Limitations on High Cost Home    High Cost Home Loan
                                   Loans, N.C. Gen. Stat.ss.ss.24-1.1E et seq.

                                   Effective July 1, 2000; amended October 1, 2003
                                   (adding open-end lines of credit)
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
placeStateOhio                     H.B. 386 (codified in various sections of the     Covered Loan
                                   Ohio Code), Ohio Rev. Code Ann.ss.ss.1349.25 et
                                   seq.

                                   Effective May 24, 2002
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
placeStateOklahoma                 Consumer Credit Code (codified in various         Subsection 10 Mortgage
                                   sections of Title 14A)

                                   Effective July 1, 2000; amended effective
                                   January 1, 2004
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
placeStateSouth Carolina           placeStateSouth Carolina High Cost and Consumer   High Cost Home Loan
                                   Home Loans Act, S.C. Code Ann.ss.ss.37-23-10 et
                                   seq.

                                   Effective for loans taken on or after January
                                   1, 2004
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
placeStateWest Virginia            StateWest Virginia Residential Mortgage Lender,   placeStateWest Virginia
                                   Broker and Servicer Act, W. placeStateVa. Code    Mortgage Loan Act Loan
                                   Ann.ss.ss.31-17-1 et seq.

                                   Effective June 5, 2002
---------------------------------- ------------------------------------------------- --------------------------------

---------------------------------------------------------------------------------------------------------------------
STANDARD & POOR'S COVERED LOAN CATEGORIZATION

---------------------------------------------------------------------------------------------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
       State/Jurisdiction                       Name of Anti-Predatory                 Category under Applicable
                                              Lending Law/Effective Date               Anti-Predatory Lending Law
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

placecountry-regionGeorgia (Oct.   Georgia Fair Lending Act, placeStateGa. Code      Covered Loan
1, 2002 - Mar. 6, 2003)            Ann.ss.ss.7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

placeStateNew Jersey               New Jersey Home Ownership Security Act of 2002,   Covered Home Loan
                                   N.J. Rev. Stat.ss.ss.46:10B-22 et seq.

                                   Effective November 27, 2003 - July 5, 2004
---------------------------------- ------------------------------------------------- --------------------------------

STANDARD & POOR'S HOME LOAN CATEGORIZATION

---------------------------------------------------------------------------------------------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
       State/Jurisdiction                       Name of Anti-Predatory                 Category under Applicable
                                              Lending Law/Effective Date               Anti-Predatory Lending Law
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
placecountry-regionGeorgia (Oct.   Georgia Fair Lending Act, placeStateGa. Code      Home Loan
1, 2002 - Mar. 6, 2003)            Ann.ss.ss.7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
placeStateNew Jersey               New Jersey Home Ownership Security Act of 2002,   Home Loan
                                   N.J. Rev. Stat.ss.ss.46:10B-22 et seq.

                                   Effective for Loans closed on or after
                                   November 27, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
placeStateNew Mexico               Home Loan Protection Act, N.M. Rev. Stat.ss.ss.    Home Loan
                                   58-21A-1 et seq.

                                   Effective as of January 1, 2004; Revised as of
                                   February 26, 2004
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
placeStateNorth Carolina           Restrictions and Limitations on High Cost Home    Consumer Home Loan
                                   Loans, N.C. Gen. Stat.ss.ss.24-1.1E et seq.

                                   Effective July 1, 2000; amended October 1, 2003
                                   (adding open-end lines of credit)
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
placeStateSouth Carolina           placeStateSouth Carolina High Cost and Consumer   Consumer Home Loan
                                   Home Loans Act, S.C. Code Ann.ss.ss.37-23-10 et
                                   seq.

                                   Effective for loans taken on or after January
                                   1, 2004
---------------------------------- ------------------------------------------------- --------------------------------